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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 17, 2005
                                                         ----------------



                       ROCKWELL MEDICAL TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its Charter)



          Michigan                     000-230-661               38-3317208
----------------------------           -----------           -------------------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)



      30142 Wixom Road, Michigan                                   48334
----------------------------------------                     -------------------
(Address of principal executive offices)                        (Zip Code)


      Registrant's telephone number, including area code       (248) 960-9009
                                                            --------------------


                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[X] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On October 17, 2005, Rockwell Medical Technologies, Inc. ("Rockwell") entered into a Warrant Agreement (the "Warrant Agreement") with American Stock Transfer & Trust Company ("American Stock"). The Warrant Agreement provides for American Stock to act as the transfer agent for the exercise of warrants pursuant to common share purchase warrants with an exercise price of $3.90 with an expiration date of January 26, 2006.

     American Stock is also a party to a Warrant Agreement (the "Old Warrant Agreement") among Rockwell, American Stock, as Warrant Agent, and Mason Hill & Co., Inc. and J.W. Barclay & Co., Inc., as Underwriters, incorporated by reference to Exhibit 4.1 to Rockwell's Registration Statement on Form SB-2, File No. 333-31991, initially filed on July 27, 1997. There is no material relationship between Rockwell and American Stock other than in respect of the Warrant Agreement and the Old Warrant Agreement.

     The foregoing description is qualified in its entirety by reference to the Warrant Agreement, a copy of which is filed herewith as Exhibit 4.1 and is hereby incorporated herein by reference.

ITEM 8.01    OTHER EVENTS.

     On October 20, 2005, Rockwell issued a press release describing its offer to exchange Common Share Purchase Warrants with an exercise price of $3.90 expiring January 26, 2006 of Rockwell for validly tendered and accepted outstanding Common Share Purchase Warrants with an exercise price of $4.50 expiring January 26, 2006 of Rockwell.

     A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         The following exhibits are filed with this Form 8-K:

         Exhibit     Description
         -------     -----------

         4.1 Warrant Agreement between Rockwell and American Stock Transfer & Trust Company, as Warrant Agent.

         99.1        Press release dated October 20, 2005 issued by Rockwell.





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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ROCKWELL MEDICAL TECHNOLOGIES, INC.


Date: October 20, 2005                By: /s/ Robert L. Chioini
                                          -------------------------------------
                                          Robert L. Chioini
                                          President and Chief Executive Officer








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                                  Exhbit Index



Exhibit   Description
-------   -----------

4.1 Warrant Agreement between Rockwell and American Stock Transfer & Trust Company, as Warrant Agent.

99.1      Press release dated October 20, 2005 issued by Rockwell.









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